UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04171
CREDIT SUISSE CASH RESERVE FUND, INC.
(Exact name of registrant as specified in charter)
c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York		10017
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. 466 Lexington Avenue New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 875-3500

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2005 to March 31, 2005

Item 1:           Schedule of Investments

Credit Suisse Cash Reserve Fund

Schedule of Investments

March 31, 2005 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED COMMERCIAL PAPER (50.3%)
Loan Backed (1.8%)
$1,000	Atlantis One Funding Corp.	(A-1+ , P-1)	04/12/05	2.803	$999,144

Multiseller (21.5%)
1,099	Amstel Funding Corp.	(A-1+ , P-1)	06/27/05	2.975	1,091,165
1,500	Barton Capital Corp.	(A-1+ , P-1)	05/11/05	2.766	1,495,417
1,232	Jupiter Securitization Corp.	(A-1 , P-1)	04/26/05	2.806	1,229,604
2,000	Maximillian Capital Corp.	(A-1 , P-1)	04/04/05	2.706	1,999,550
1,231	Mont Blanc Capital Corp.	(A-1+ , P-1)	04/25/05	2.817	1,228,694
875	Mont Blanc Capital Corp.	(A-1+ , P-1)	06/15/05	2.940	869,640
2,000	Paradigm Funding LLC	(A-1 , P-1)	04/27/05	2.807	1,995,956
2,000	Romulus Funding Corp.	(A-1 , P-1)	06/14/05	2.993	1,987,790
					11,897,816

Securities Arbitrage (8.1%)
2,500	Mane Funding Corp.	(A-1+ , P-1)	04/21/05	2.637	2,496,361
2,000	Perry Global Funding LLC	(A-1+ , P-1)	05/23/05	2.934	1,991,565
					4,487,926

Structured Investment Vehicle (18.9%)
2,000	Beta Finance, Inc.	(A-1+ , P-1)	05/16/05	2.861	1,992,875
2,500	Five Finance, Inc.	(A-1+ , P-1)	04/05/05	2.574	2,499,289
2,000	Sigma Finance, Inc.	(A-1+ , P-1)	06/30/05	3.044	1,984,900
2,000	Tango Finance Corp.	(A-1+ , P-1)	06/09/05	2.882	1,989,037
2,000	White Pine Finance LLC	(A-1+ , P-1)	05/25/05	2.859	1,991,480
					10,457,581

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $27,842,467)					27,842,467

COMMERCIAL PAPER (8.1%)
Finance (8.1%)
2,500	Bank of America Corp.	(A-1 , P-1)	04/22/05	2.409	2,496,238
2,000	General Electric Capital Corp.	(A-1+ , P-1)	06/22/05	3.029	1,986,333
TOTAL COMMERCIAL PAPER (Cost $4,482,571)					4,482,571

VARIABLE RATE CORPORATE OBLIGATIONS (10.8%)
Finance (10.8%)
2,000	Citigroup, Inc. Global Notes ##	(AA- , Aa1)	05/19/05	2.900	2,000,203
2,000	Morgan Stanley Global Notes ##	(A+ , Aa3)	04/15/05	2.930	2,001,113
2,000	Wells Fargo & Co. ##	(AA- , Aa1)	06/29/05	3.120	2,000,770
TOTAL VARIABLE RATE CORPORATE OBLIGATIONS (Cost $6,002,086)					6,002,086

UNITED STATES AGENCY OBLIGATIONS (13.7%)
3,000	Fannie Mae Notes ##	(AAA , Aaa)	04/06/05	2.455	2,999,405
1,879	Fannie Mae Discount Notes	(AAA , Aaa)	10/14/05	2.386	1,854,591
1,000	Freddie Mac Discount Notes	(AAA , Aaa)	07/26/05	2.290	992,621
1,732	Freddie Mac Discount Notes	(AAA , Aaa)	06/30/05	2.180	1,722,561
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $7,569,178)					7,569,178

REPURCHASE AGREEMENT (20.9%)
11,594	Morgan Stanley (Agreement dated 3/31/05, to be repurchased at $11,594,368, collateralized by $12,075,000 Fannie Mae Discount Note 3.30% due 11/04/05. Market Value of collateral is 11,826,255) (Cost $11,594,000)	(A-1+ , P-1)	04/01/05	2.820	11,594,000

Value

TOTAL INVESTMENTS AT VALUE (103.8%) (Cost $57,490,302)	57,490,302

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.8%)	(2,094,316)

NET ASSETS (100.0%)	$55,395,986

Average Weighted Maturity—42 days (Unaudited)

†                              Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

##                      The interest rate is as of March 31, 2005 and the maturity date is the later of the next interest readjustment date or the date the principal amount can be recovered through demand.

Security Valuation– The net asset value of the Fund is determined at 12:00 noon eastern time and at the close of regular trading on the New York Stock Exchange, Inc. on Monday through Friday, except for the days the following holidays are observed:  New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day. The Fund’s investments are valued under the amortized cost method, which has been determined by the Fund’s Board of Directors to represent the fair value of the Fund’s investments.  Amortized cost involves valuing the Fund’s holding initially at its cost and then assuming a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.  The Board of Directors has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund’s net asset value per share calculated by using available market quotations deviates from $1.00 per share.  In the event such deviation exceeds ½ of 1%, the Board of Directors will promptly consider what action, if any, should be initiated.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders.  This information is also available on the Fund’s website at http://www.csam.com/us as well as on the website of the Securities and Exchange Commission – http://www.sec.gov.

Item 2:                                                          Controls and Procedures

(a)                                  As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3:                                                          Exhibits

1.                                       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE CASH RESERVE FUND, INC.

/s/ Michael E. Kenneally
Name:	Michael E. Kenneally
Title:	Chief Executive Officer
Date:	May 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michael E. Kenneally
Name:	Michael E. Kenneally
Title:	Chief Executive Officer
Date:	May 26, 2005

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	May 26, 2005